Execution

Amendment No. 8

To

Fund Accounting Services Agreement

This Amendment No. 8 To Fund Accounting Services Agreement (“Amendment No. 8”), dated as of May 1, 2021 (“Effective Date”), is being entered into by and between The Bank of New York Mellon (the “Fund Accounting Agent”) and each Fund identified on Exhibit A to this Amendment No. 8 on behalf of each of its Portfolios identified on Exhibit A. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Original Agreement (as defined below).

Background

The Fund Accounting Agent and certain of the Funds on behalf of certain of the Portfolios previously entered into the Fund Accounting Services Agreement made as of January 1,2018 (“Original Agreement”). The parties wish to amend the Original Agreement as set forth in this Amendment No. 8.

Terms

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree to all statements made above and as follows:

1.        Modifications to Original Agreement. The Original Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with the Exhibit A attached to this Amendment No. 8.

2.        Adoption of Amended Agreement by New Funds and New Portfolios. Each Fund and each Portfolio of a Fund that has been added to Exhibit A by virtue of this Amendment No. 8 acknowledges and agrees that (i) by virtue of its execution of this Amendment No. 8 it becomes and is a party to the Original Agreement as amended by this Amendment No. 8 (“Amended Agreement”) as of the Effective Date, or if the Fund Accounting Agent commenced providing services to the Fund or Portfolio, respectively, prior to the Effective Date, as of the date the Fund Accounting Agent first provided services to such Fund or Portfolio, respectively, (ii) it is bound by all terms and conditions of the Amended Agreement as of such date, and (iii) the duly authorized officer of the Fund or Portfolio identified on the signature page annexed hereto has full power and authority to enter into this Amendment No. 8 on behalf of such Fund or Portfolio.

3.        Remainder of Original Agreement. Except as specifically modified by this Amendment No. 8, all terms and conditions of the Original Agreement shall remain in full force and effect.

4.        Governing Law. The governing law of the Original Agreement shall be the governing law of this Amendment No. 8.

5.        Entire Agreement. This Amendment No. 8 constitutes a complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Original Agreement with respect to such subject matter.

6.        Signatures; Counterparts. The parties expressly agree that this Amendment No. 8 may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment No. 8, by a manual signature on a copy of this Amendment No. 8 transmitted by facsimile transmission, by a manual signature on a copy of this Amendment No. 8 transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment No. 8 by electronic, digital or other technological methods. Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment No. 8 or of executed signature pages to counterparts of this

Execution

Amendment No. 8, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment No. 8 and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment No. 8.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 8 to be executed as of the Effective Date by its duly authorized representative indicated below. An authorized representative, if executing this Amendment No. 8 by Electronic Signature, affirms authorization to execute this Amendment No. 8 by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment No. 8 and an agreement with its terms.

EACH FUND ON BEHALF OF EACH OF ITS PORTFOLIOS IDENTIFIED ON EXHIBIT A ANNEXED HERETO

By:	/s/ Jane Trust

Name:	Jane Trust

Title:	President Chief Executive Officer

THE BANK OF NEW YORK MELLON

By:	/s/ Armando Fernandez

Name:	Armando Fernandez

Title:	Vice President

Execution

EXHIBIT A1

(Dated: May 1, 2021)

This Exhibit A, amended and restated effective as of May 1, 2021, is Exhibit A to the Original Agreement, as amended through the Effective Date.

Funds/Portfolios	Custodian	Manager/ Investment Advisaor

Open-End Funds

Legg Mason Global Asset Management Trust
BrandywineGLOBAL – Alternative Credit Fund	BNYM	Brandywine
BrandywineGLOBAL – Diversified US Large Cap Value Fund	BNYM	Brandywine
BrandywineGLOBAL – Dynamic US Large Cap Value Fund	BNYM	Brandywine
BrandywineGLOBAL – Global Flexible Income Fund	BNYM	Brandywine
BrandywineGLOBAL – Global High Yield Fund	BNYM	Brandywine
BrandywineGLOBAL – Global Opportunities Bond Fund	BNYM	Brandywine
Brandywine GLOBAL – Global Opportunities Bond Fund (USD Hedged)	BNYM	Brandywine
BrandywineGLOBAL – Global Unconstrained Bond Fund	BNYM	Brandywine
BrandywineGLOBAL – International Opportunities Bond Fund	BNYM	Brandywine
ClearBridge International Growth Fund	BNYM	ClearBridge
ClearBridge Small Cap Fund	BNYM	ClearBridge
ClearBridge Value Trust	BNYM	ClearBridge
Martin Currie Emerging Markets Fund	BNYM	Martin Currie
Martin Currie International Unconstrained Equity Fund	BNYM	Martin Currie
Martin Currie SMASh Series EM Fund	BNYM	Martin Currie
QS Global Market Neutral Fund	BNYM	QS Investors
QS International Equity Fund	BNYM	QS Investors
QS Strategic Real Return Fund	BNYM	QS Investors
QS U.S. Small Capitalization Equity Fund	BNYM	QS Investors
ClearBridge Global Infrastructure Income Fund	BNYM	ClearBidge RARE

Legg Mason Partners Equity Trust
BrandywineGLOBAL - Corporate Credit Fund*	BNYM	Brandywine
BrandywineGLOBAL - High Yield Fund*	BNYM	Brandywine
ClearBridge Aggressive Growth Fund	BNYM	ClearBridge
ClearBridge All Cap Value Fund	BNYM	ClearBridge
ClearBridge Appreciation Fund	BNYM	ClearBridge
ClearBridge Dividend Strategy Fund	BNYM	ClearBridge
ClearBridge International Small Cap Fund	BNYM	ClearBridge
ClearBridge International Value Fund	BNYM	ClearBridge
ClearBridge Large Cap Growth Fund	BNYM	ClearBridge
ClearBridge Large Cap Value Fund	BNYM	ClearBridge
ClearBridge Mid Cap Fund	BNYM	ClearBridge
ClearBridge Mid Cap Growth Fund	BNYM	ClearBridge
ClearBridge Select Fund	BNYM	ClearBridge

1 Note that open-end Funds, closed-end Funds and Cayman Islands Funds shouldbe identified as such in Exhibit A.

Execution

ClearBridge Small Cap Growth Fund	BNYM	ClearBridge
ClearBridge Small Cap Value Fund	BNYM	ClearBridge
ClearBridge Sustainability Leaders Fund	BNYM	ClearBridge
ClearBridge Tactical Dividend Income Fund	BNYM	ClearBridge
QS Conservative Growth Fund	BNYM	QS Investors
QS Defensive Growth Fund	BNYM	QS Investors
QS Global Dividend Fund	BNYM	QS Investors
QS Global Equity Fund	BNYM	QS Investors
QS Growth Fund	BNYM	QS Investors
QS Moderate Growth Fund	BNYM	QS Investors
QS S&P 500 Index Fund	BNYM	QS Investors
QS U.S. Large Cap Equity Fund	BNYM	QS Investors

Legg Mason Partners Income Trust
Western Asset Ultra-Short Income Fund	BNYM	Western Asset
Western Asset California Municipals Fund	BNYM	Western Asset
Western Asset Corporate Bond Fund	BNYM	Western Asset
Western Asset Emerging Markets Debt Fund	BNYM	Western Asset
Western Asset Global High Yield Bond Fund	BNYM	Western Asset
Western Asset Income Fund	BNYM	Western Asset
Western Asset Intermediate Maturity California Municipals Fund	BNYM	Western Asset
Western Asset Intermediate Maturity New York Municipals Fund	BNYM	Western Asset
Western Asset Intermediate-Term Municipals Fund	BNYM	Western Asset
Western Asset Managed Municipals Fund	BNYM	Western Asset
Western Asset Massachusetts Municipals Fund	BNYM	Western Asset
Western Asset Mortgage Total Return Fund	BNYM	Western Asset
Western Asset Municipal High Income Fund	BNYM	Western Asset
Western Asset New Jersey Municipals Fund	BNYM	Western Asset
Western Asset New York Municipals Fund	BNYM	Western Asset
Western Asset Oregon Municipals Fund	BNYM	Western Asset
Western Asset Pennsylvania Municipals Fund	BNYM	Western Asset
Western Asset Short Duration High Income Fund	BNYM	Western Asset
Western Asset Short Duration Municipal Income Fund	BNYM	Western Asset
Western Asset Short-Term Bond Fund	BNYM	Western Asset

Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	BNYM	Western Asset
Western Asset Institutional Liquid Reserves	BNYM	Western Asset
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	BNYM	Western Asset
Western Asset Institutional U.S. Treasury Reserves	BNYM	Western Asset
Western Asset Premier Institutional Government Reserves	BNYM	Western Asset
Western Asset Premier Institutional Liquid Reserves	BNYM	Western Asset
Western Asset Premier Institutional U.S. Treasury Reserves	BNYM	Western Asset
Western Asset Select Tax Free Reserves	BNYM	Western Asset
Western Asset SMASh Series C Fund	BNYM	Western Asset
Western Asset SMASh Series EC Fund	BNYM	Western Asset
Western Asset SMASh Series M Fund	BNYM	Western Asset
Western Asset SMASh Series TF Fund	BNYM	Western Asset
Western Asset SMASh Series Core Completion Fund	BNYM	Western Asset

Execution

Legg Mason Partners Money Market Trust
Western Asset Government Reserves	BNYM	Western Asset
Western Asset New York Tax Free Money Market Fund	BNYM	Western Asset
Western Asset Prime Obligations Money Market Fund	BNYM	Western Asset
Western Asset Tax Free Reserves	BNYM	Western Asset
Western Asset U.S. Treasury Reserves	BNYM	Western Asset

Legg Mason Partners Premium Money Market Trust
Western Asset Premium Liquid Reserves	BNYM	Western Asset
Western Asset Premium U.S. Treasury Reserves	BNYM	Western Asset

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	BNYM	ClearBridge
ClearBridge Variable Appreciation Portfolio	BNYM	ClearBridge
ClearBridge Variable Dividend Strategy Portfolio	BNYM	ClearBridge
ClearBridge Variable Large Cap Growth Portfolio	BNYM	ClearBridge
ClearBridge Variable Large Cap Value Portfolio	BNYM	ClearBridge
ClearBridge Variable Mid Cap Portfolio	BNYM	ClearBridge
ClearBridge Variable Small Cap Growth Portfolio	BNYM	ClearBridge
Franklin Templeton Aggressive Model Portfolio (formerly, Legg Mason/QS Aggressive Model Portfolio)	BNYM	Franklin Templeton
Franklin Templeton Conservative Model Portfolio (formerly, Legg Mason/QS Conservative Model Portfolio)	BNYM	Franklin Templeton
Franklin Templeton Moderate Model Portfolio (formerly, Legg Mason/QS Moderate Model Portfolio)	BNYM	Franklin Templeton
Franklin Templeton Moderately Aggressive Model Portfolio (formerly, Legg Mason/QS Moderately Aggressive Model Portfolio)	BNYM	Franklin Templeton
Franklin Templeton Moderately Conservative Model Portfolio (formerly, Legg Mason/QS Moderately Conservative Model Portfolio)	BNYM	Franklin Templeton
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	BNYM	QS Investors/Western Asset
QS Variable Conservative Growth	BNYM	QS Investors
QS Variable Growth	BNYM	QS Investors
QS Variable Moderate Growth	BNYM	QS Investors

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	BNYM	Western Asset
Western Asset Variable Global High Yield Bond Portfolio	BNYM	Western Asset

Master Portfolio Trust
Government Portfolio	BNYM	Western Asset
Liquid Reserves Portfolio	BNYM	Western Asset
Tax Free Reserves Portfolio	BNYM	Western Asset
U.S. Treasury Obligations Portfolio	BNYM	Western Asset
U.S. Treasury Reserves Portfolio	BNYM	Western Asset

Western Asset Funds, Inc.
Western Asset Core Bond Fund	BNYM	Western Asset
Western Asset Core Plus Bond Fund	BNYM	Western Asset
Western Asset High Yield Fund	BNYM	Western Asset

Execution

Western Asset Inflation Indexed Plus Bond Fund	BNYM	Western Asset
Western Asset Intermediate Bond Fund	BNYM	Western Asset
Western Asset Macro Opportunities Fund	BNYM	Western Asset
Western Asset Total Return Unconstrained Fund	BNYM	Western Asset

Open-End Funds (ETFs)

Legg Mason ETF Investment Trust
BrandywineGLOBAL– Global Total Return ETF	BNYM	Brandywine
ClearBridge All Cap Growth ETF	BNYM	ClearBridge
ClearBridge Dividend Strategy ESG ETF	BNYM	ClearBridge
ClearBridge Large Cap Growth ESG ETF	BNYM	ClearBridge
Legg Mason Emerging Markets Low Volatility High Dividend ETF	BNYM	QS Investors
Legg Mason Global Infrastructure ETF	BNYM	ClearBridge RARE
Legg Mason International Low Volatility High Dividend ETF	BNYM	QS Investors
Legg Mason Low Volatility High Dividend ETF	BNYM	QS Investors
Legg Mason Small-Cap Quality Value ETF	BNYM	Royce & Associates
Western Asset Short Duration Income ETF	BNYM	Western Asset
Western Asset Total Return ETF	BNYM	Western Asset

ActiveShares® ETF Trust
ClearBridge Focus Value ETF	BNYM	ClearBridge

Closed-End Funds

Clarion Partners Real Estate Income Fund Inc.+#	BNYM	Clarion Partners

ClearBridge MLP and Midstream Fund Inc.	BNYM	ClearBridge

ClearBridge Energy Midstream Opportunity Fund Inc.	BNYM	ClearBridge

ClearBridge Energy MLP and Midstream Total Return Fund Inc.	BNYM	ClearBridge

BrandywineGLOBAL-Global Income Opportunities Fund Inc.	BNYM	Brandywine

LMP Capital and Income Fund Inc.	BNYM	ClearBridge

Western Asset Corporate Loan Fund Inc.	BNYM	Western Asset

Western Asset Diversified Income Fund**	BNYM	Western Asset

Western Asset Emerging Markets Debt Fund Inc.	BNYM	Western Asset

Western Asset Global Corporate Defined Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Global High Income Fund Inc.	BNYM	Western Asset

Western Asset High Income Fund II Inc.	BNYM	Western Asset

Western Asset High Income Opportunity Fund Inc.	BNYM	Western Asset

Execution

Western Asset High Yield Defined Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Intermediate Muni Fund Inc.	BNYM	Western Asset

Western Asset Investment Grade Defined Opportunity Trust Inc.	BNYM	Western Asset

Western Asset Investment Grade Income Fund Inc.	BNYM	Western Asset

Western Asset Managed Municipals Fund Inc.	BNYM	Western Asset

Western Asset Middle Market Debt Fund Inc.	BNYM	Western Asset

Western Asset Middle Market Income Fund Inc.	BNYM	Western Asset

Western Asset Mortgage Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Municipal Defined Opportunity Trust Inc.	BNYM	Western Asset

Western Asset Municipal High Income Fund Inc.	BNYM	Western Asset

Western Asset Municipal Partners Fund Inc.	BNYM	Western Asset

Western Asset Premier Bond Fund	BNYM	Western Asset

Western Asset Variable Rate Strategic Fund Inc.	BNYM	Western Asset

Western Asset Inflation-Linked Opportunities & Income Fund	BNYM	Western Asset

Western Asset Inflation-Linked Income Fund	BNYM	Western Asset

Cayman Island Funds

Western Asset Government Money Market Fund, Ltd.	BNYM	Western Asset

Western Asset Institutional Cash Reserves, Ltd.	BNYM	Western Asset

Western Asset Institutional Liquid Reserves, Ltd.	BNYM	Western Asset

Western Asset Premier Institutional Liquid Reserves, Ltd.	BNYM	Western Asset

Western Asset U.S. Treasury Obligations Money Market Fund, Ltd.	BNYM	Western Asset

Western Asset U.S. Treasury Reserves, Ltd.	BNYM	Western Asset

Cayman Island Funds (CFCs)

Alternative Core Fund, Ltd.

Execution

Real Return Fund, Ltd.

Western Asset Inflation-Linked Opportunities & Income Fund CFC	BNYM	Western Asset

Western Asset Inflation-Linked Income Fund CFC	BNYM	Western Asset

* Services expected to commence July 31, 2021

** Added to Exhibit as of the Effective Date

+ Recipient of Section 18(a)(1) Services

# Recipient of Compliance Services